Exhibit 99.2
July 28, 2005
FBR Securitization Trust 2005-1
Callable Mortgage-Backed Notes, Series 2005-1
$1,137,450,000
(Approximate, Subject to +/- 10% Variance)
Series Term Sheet
Accredited Home Lenders, Inc.
Originator
FBR Securitization, Inc.
Depositor
Financial Security Assurance Inc.
Note Insurer
FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER
Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the FBR Securitization Trust 2005-1, Mortgage-Backed Notes, Series 2005-1. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for distribution to potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.
Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.
Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
COMPUTATIONAL MATERIALS
This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.
Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a the pool of Mortgage Loans expected to be included in the trust along with certain other Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Contact Information

FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring
Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Anna Zuckerman	(703) 469-1283
Dane Smith	(703) 312-1896			Tol Ho	(703) 312-1737
Chris DeMulder	(703) 312-1754

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 1	July 28, 2005

FBR Securitization Trust 2005-1
Callable Mortgage-Backed Notes, Series 2005-1

	Class Principal	WAL	Payment Window	Expected Rating	Interest
Class(1)	Amount ($)(2)	Call/Mat (3)	(Mths) Call/Mat (3)	(S&P/Moody’s)	Type(4)
A-1	$541,690,000	Not Marketed Hereby		AAA/Aaa	Floating
A-2	$595,760,000	1.98 / 2.75	1 - 39 / 1 - 179	AAA/Aaa	Floating

(1)	The Notes are priced to the Payment Date on which the Optional Termination may first be exercised.

(2)	Approximate, subject to a +/- 10% variance.

(3)	See “Pricing Prepayment Speed” herein.

(4)	See “Net WAC Rate” herein. The margin on the Notes will be multiplied by 2 on and after the Margin Stepup Date.
A. General Terms

Issuer:	FBR Securitization Trust 2005-1.

Depositor:	FBR Securitization, Inc.

Originator:	Accredited Home Lenders, Inc.

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Note Insurer:	Financial Security Assurance Inc.

Master Servicer and Securities Administrator:	Wells Fargo Bank, National Association.

Servicer and Custodian:	JPMorgan Chase Bank, National Association.

Credit Risk Manager:	The Murrayhill Company.

Indenture Trustee:	HSBC Bank USA, National Association.

Owner Trustee:	Wilmington Trust Company.

Hedge Counterparty:	[TBD]

Notes:	The Class A-1 and Class A-2 Notes.

Ownership Certificate:	The Issuer will also issue an ownership certificate, which will not be offered and will be held initially by an affiliate of the Depositor.

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in August 2005.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 2	July 28, 2005

Cut-off Date:	July 1, 2005.

Final Maturity Date:	The Payment Date in June 2035.

Expected Pricing Date:	On or about August [1], 2005.

Expected Closing Date:	On or about August 16, 2005.

Accrued Interest:	The price to be paid by investors for the Notes will not include accrued interest (settling flat).

Registration:	The Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Mortgage Loans and Mortgage Loan Groups:	The trust will include Mortgage Loans having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $1,169 million, of which approximately $1,006 million and $163 million are adjustable-rate first lien and fixed-rate first lien residential mortgage loans, respectively. The Mortgage Loans will be divided into two mortgage loan groups. The Group 1 Mortgage Loans will consist only of those mortgage loans with principal balances that conform to Freddie Mac guidelines and the Group 2 Mortgage Loans will consist of mortgage loans that may or may not conform to Freddie Mac guidelines. The Group 1 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $557 million, of which approximately $492 million and $65 million are adjustable-rate first lien and fixed-rate first lien residential mortgage loans, respectively. The Group 2 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $612 million, of which approximately $514 million and $98 million are adjustable-rate first lien and fixed-rate first lien residential mortgage loans, respectively.

The collateral tables included in the attached Computational Materials represent a pool of Mortgage Loans having the characteristics described therein as of the Cut-off Date. Certain Mortgage Loans may be removed from the final pool of Mortgage Loans to be included in the trust on the Closing Date or substituted therefor, although the characteristics of such final pool are not expected to materially differ from the characteristics of the mortgage pool described in the Computational Materials.

Note Insurance Policy and Note Insurance Agreement:	On the Closing Date, the Note Insurer will issue a financial guaranty insurance policy for the benefit of the Notes, pursuant to which the Note Insurer will guarantee that the Notes will receive the timely payment of interest, the payment of principal upon the occurrence of a Parity Deficiency Amount and the ultimate payment of principal at maturity. A Parity Deficiency Amount will exist on any Payment Date, after application of payments on the Mortgage Loans, on which the aggregate Scheduled Principal Balance of the Mortgage Loans is less than the outstanding principal amount of the Notes. The Note Insurance Policy will not cover (i) Basis Risk Shortfalls, (ii) Prepayment Interest Shortfalls or (iii) Relief Act Shortfalls.

The Issuer, the Depositor, an affiliate of the Depositor and the Note Insurer will also enter into a note insurance agreement on the Closing Date regarding the Note Insurance Policy and related matters. The Note Insurer will have certain rights with respect to the transaction as specified in the Indenture and the Transfer and Servicing Agreement, including the right to direct acceleration of the Notes upon an Event of Default.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 3	July 28, 2005

The Credit Risk Manager:	The Credit Risk Manager will monitor the performance of the Servicer, and make recommendations to the Servicer and/or Master Servicer regarding certain delinquent and defaulted Mortgage Loans and will report to the Depositor on the performance of such Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the Credit Risk Manager, the Servicer and the Master Servicer. The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the Servicer and the Master Servicer in performing its advisory and monitoring functions.

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty to make payments generally in respect of any Basis Risk Shortfall on the Notes to the extent not paid by Monthly Excess Cashflow on the Payment Dates occurring from [September 2005] to [October 2008]. On each such Payment Date, the Hedge Counterparty will be obligated to make a payment to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR (up to a maximum of [10.50]%) exceeds the related strike rate for such Payment Date, (b) the lesser of (i) the related notional balance for such Payment Date, and (ii) the aggregate Class Principal Amount of the Notes prior to payments on such Payment Date, and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each Payment Date are set forth in the Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet.

Credit Enhancement:	Consists of the following:
1.	Monthly Excess Cashflow;

2.	Overcollateralization; and

3.	Note Insurance Policy.

Optional Termination:	The transaction will allow for an optional call and the retirement of the Notes, which may be exercised by the holder of the ownership certificate, subject to the consent of the Note Insurer, when the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 30% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Clean up Call:	Subject to the consent of the Note Issuer, the Servicer will have the right to purchase all of the Mortgage Loans and pay the Notes, which right may be exercised when the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. If the Servicer does not exercise this right, the Note Insurer may do so.

Pricing Prepayment Speed:	The Notes will be priced based on the following collateral prepayment assumptions:

FRM Loans:	100% PPC (100% PPC: 4% — 20% CPR over 12 months, 20% CPR thereafter).

ARM Loans:	100% PPC (100% PPC: 2% — 30% CPR over 12 months, constant 30% CPR up to and including the 22nd month, constant 50% CPR up to and including 27th month, and constant 35% CPR thereafter).

With respect to both FRM and ARM loans, the CPR shall not exceed 85% in any given period.

Federal Tax Status:	It is anticipated that for federal income tax purposes the Notes will be characterized as debt instruments.

SMMEA Eligibility:	The Notes will constitute “mortgage related securities” for purposes of SMMEA.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 4	July 28, 2005

ERISA Eligibility:	The Notes are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Payment Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period (“Servicing Fee”), less a portion of such Fee that will be certificated and paid monthly to FBR Trust Investments, LLC. The Depositor may replace the Servicer at any time for any reason, subject to the consent of the Note Insurer in its absolute and sole discretion. The Servicer may assign its servicing rights and obligations with the consent of the Note Insurer. The appointment of any successor servicer also will be subject to the consent of the Note Insurer.

Master Servicing Fee:	On each Payment Date, the Master Servicer will be entitled to 1/12 of 0.0125% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period. The fees of the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

Credit Risk Manager’s Fee:	On each Payment Date, the Credit Risk Manager will be entitled to 1/12 of 0.015% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 5	July 28, 2005

B. Payments on the Notes

Priority of Payments:	(a) Group 1 Interest Proceeds shall be applied on each Payment Date in the following order of priority:
1.	To pay to the Note Insurer the Monthly Insurance Premium (and any previously unpaid premiums) with respect to the Group 1 Mortgage Loans and thereafter, any Monthly Insurance Premium (and any previously unpaid premiums) with respect to the Group 2 Mortgage Loans remaining unpaid after application of Group 2 Interest Proceeds pursuant to clause (c)(1) below;

2.	To pay Current Interest to the holders of the Class A-1 Notes and thereafter, any Current Interest to the holders of the Class A-2 Notes remaining unpaid after application of Group 2 Interest Proceeds pursuant to clause (c)(2) below;

3.	To reimburse the Note Insurer for any amounts previously paid by it as interest on the Class A-1 Notes, together with interest thereon at the Prime Rate plus 2% per annum, and thereafter to reimburse the Note Insurer for any amounts previously paid by it as interest on the Class A-2 Notes, together with interest thereon at the Prime Rate plus 2% per annum, to the extent remaining unpaid after application of Group 2 Interest Proceeds pursuant to clause (c)(3) below; and

4.	For payment as Group 1 Monthly Excess Cashflow;

(b) Group 1 Principal Proceeds shall be applied on each Payment Date in the following order of priority:
1.	To pay the Class A-1 Principal Payment Amount to the holders of the Class A-1 Notes in reduction of their Class Principal Amount until it is reduced to zero; and

2.	For payment as Group 1 Monthly Excess Cashflow;

(c) Group 2 Interest Proceeds shall be applied on each Payment Date in the following order of priority:
1.	To pay to the Note Insurer the Monthly Insurance Premium (and any previously unpaid premiums) with respect to the Group 2 Mortgage Loans and thereafter, any Monthly Insurance Premium (and any previously unpaid premiums) with respect to the Group 1 Mortgage Loans remaining unpaid after application of Group 1 Interest Proceeds pursuant to clause (a)(1) above;

2.	To pay Current Interest to the holders of the Class A-2 Notes and thereafter, any Current Interest to the holders of the Class A-1 Notes remaining unpaid after application of Group 1 Interest Proceeds pursuant to clause (a)(2) above;

3.	To reimburse the Note Insurer for any amounts previously paid by it as interest on the Class A-2 Notes, together with interest thereon at the Prime Rate plus 2% per annum, and thereafter to reimburse the Note Insurer for any amounts previously paid by it as interest on the Class A-1 Notes, together with interest thereon at the Prime Rate plus 2% per annum, to the extent remaining unpaid after application of Group 1 Interest Proceeds pursuant to clause (a)(3) above; and

4.	For payment as Group 2 Monthly Excess Cashflow;

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 6	July 28, 2005

(d) Group 2 Principal Proceeds shall be applied on each Payment Date in the following order of priority:
1.	To pay the Class A-2 Principal Payment Amount to the holders of the Class A-2 Notes in reduction of their Class Principal Amount until it is reduced to zero; and

2.	For payment as Group 2 Monthly Excess Cashflow;

(e) Group 1 Monthly Excess Cashflow, if any, shall be applied in the following order of priority:
1.	To pay any unpaid Current Interest to the holders of the Class A-1 Notes and thereafter any Current Interest to the holders of the Class A-2 Notes remaining unpaid after application of the Group 2 Monthly Excess Cashflow pursuant to clause (f)(1) below;

2.	To pay the Group 1 Overcollateralization Deficiency Amount in reduction of the Class Principal Amount of the Class A-1 Notes, and thereafter, the Group 2 Overcollateralization Deficiency Amount in reduction of the Class Principal Amount of the Class A-2 Notes to the extent remaining unpaid after application of the Group 2 Monthly Excess Cashflow pursuant to clause (f)(2) below;

3.	Without duplication, to reimburse the Note Insurer for any amounts previously paid by it to the Class A-1 Notes together with interest thereon at the Prime Rate plus 2% per annum, and any other amounts due to the Note Insurer pursuant to the Note Insurance Agreement, and thereafter, to reimburse the Note Insurer for any amounts previously paid by it to the Class A-2 Notes, together with interest thereon at the Prime Rate plus 2% per annum, to the extent remaining unpaid after application of the Group 2 Monthly Excess Cashflow pursuant to clause (f)(3) below;

4.	To pay any Basis Risk Shortfall to the Class A-1 Notes and thereafter, any Basis Risk Shortfall to the Class A-2 Notes to the extent remaining unpaid after application of the Group 2 Monthly Excess Cashflow pursuant to clause (f)(4) below; and

5.	Any remaining Group 1 Monthly Excess Cashflow to the holder of the ownership certificate;

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 7	July 28, 2005

(f) Group 2 Monthly Excess Cashflow, if any, shall be applied in the following order of priority:
1.	To pay any unpaid Current Interest to the holders of the Class A-2 Notes and thereafter any Current Interest to the holders of the Class A-1 Notes remaining unpaid after application of the Group 1 Monthly Excess Cashflow pursuant to clause (e)(1) above;

2.	To pay the Group 2 Overcollateralization Deficiency Amount in reduction of the Class Principal Amount of the Class A-2 Notes, and thereafter, the Group 1 Overcollateralization Deficiency Amount in reduction of the Class Principal Amount of the Class A-1 Notes to the extent remaining unpaid after application of the Group 1 Monthly Excess Cashflow pursuant to clause (e)(2) above;

3.	Without duplication, to reimburse the Note Insurer for any amounts previously paid by it to the Class A-2 Notes together with interest thereon at the Prime Rate plus 2% per annum, and any other amounts due to the Note Insurer pursuant to the Note Insurance Agreement, and thereafter, to reimburse the Note Insurer for any amounts previously paid by it to the Class A-1 Notes, together with interest thereon at the Prime Rate plus 2% per annum, to the extent remaining unpaid after application of the Group 1 Monthly Excess Cashflow pursuant to clause (e)(3) above;

4.	To pay any Basis Risk Shortfall to the Class A-2 Notes and thereafter, any Basis Risk Shortfall to the Class A-1 Notes to the extent remaining unpaid after application of the Group 1 Monthly Excess Cashflow pursuant to clause (e)(4) above; and

5.	Any remaining Group 2 Monthly Excess Cashflow to the holder of the ownership certificate.
Pursuant to the terms of the Transfer and Servicing Agreement and the Note Insurance Policy, the Securities Administrator will be authorized to draw on the Note Insurance Policy on any Payment Date on which, after application of the payment waterfall, (i) there is a deficiency in Current Interest payable on the Notes; (ii) there is a Parity Deficiency Amount (in which case, the amount thereof shall be applied in proportion to the Group 1 and Group 2 Parity Deficiency Amounts in reduction of the Class Principal Amounts of the Class A-1 and A-2 Notes, respectively); and (iii) there are insufficient funds to pay all outstanding principal on the Notes on their Final Maturity Dates. The Note Insurance Policy will not cover (i) Basis Risk Shortfalls, (ii) Prepayment Interest Shortfalls or (iii) Relief Act Shortfalls. The Note Insurance Policy will cover Current Interest remaining unpaid from previous Payment Dates, but will not cover interest on such amounts to the extent that the failure to pay Current Interest for such prior Payment Dates was due to the failure of the Securities Administrator to deliver a timely and correct notice of claim to the Note Insurer.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 8	July 28, 2005

C. Definitions

Basis Risk Shortfall:	For each class of Notes on any Payment Date, the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest under clause (a) of the definition thereof for such class of Notes at the Formula Rate for such Payment Date over (ii) the Current Interest under clause (a) of the definition thereof due to such class of Notes based upon the application of the Net WAC Rate for such Payment Date, (b) the excess, if any, of (i) the amount that would have been the Current Interest under clause (b)(y) of the definition thereof for such class of Notes at the Formula Rate for such Payment Date over (ii) the Current Interest under clause (b)(y) of the definition thereof due to such class of Notes on such Payment Date based upon the application of the Net WAC Rate, (c) any excess described in clauses (a) and (b) above for any prior Payment Date that remains unpaid (together with any unpaid interest thereon from prior Payment Dates pursuant to clause (d)), and (d) interest accrued during the Interest Accrual Period related to such Payment Date on the amount described in clause (c) above at the applicable Formula Rate. The Note Insurance Policy will not cover Basis Risk Shortfall.

Class A-1 Principal Payment Amount:	For any Payment Date, an amount equal to the lesser of (a) the Class Principal Amount of the Class A-1 Notes and (b) the excess, if any, of Group 1 Principal Proceeds over the Group 1 Overcollateralization Release Amount.

Class A-2 Principal Payment Amount:	For any Payment Date an amount equal to the lesser of (a) the Class Principal Amount of the Class A-2 Notes and (b) the excess, if any, of Group 2 Principal Proceeds over the Group 2 Overcollateralization Release Amount.

Class Principal Amount:	For each class of Notes, the aggregate principal amount of such class of Notes on the Closing Date, less the sum of all amounts paid as principal (including insurance proceeds paid as principal) on such class of Notes on all prior Payment Dates.

Cumulative Realized Loss Percentage:	With respect to any Payment Date, a fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Due Period by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Current Interest:	With respect to any Payment Date and each class of Notes, the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Note Interest Rate for such class of Notes on the related Class Principal Amount immediately prior to such Payment Date, and (b) the sum of (x) any unpaid Current Interest from the previous Payment Dates for such class of Notes, and (y) interest thereon at the applicable Note Interest Rate for such Payment Date.

Delinquency Rate:	For any Due Period, the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of such calendar month.

Due Period:	For each Payment Date, a period beginning on the second day of the calendar month preceding the month in which the Payment Date occurs (or the day following the Cut-off Date in respect of the initial Due Period) and ending on the first day of the calendar month in which the Payment Date occurs.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 9	July 28, 2005

Formula Rate:	For each class of Notes, a per annum rate equal to the lesser of (a) one-month LIBOR plus the applicable margin and (b) 14.00%.

Group 1 Interest Proceeds:	With respect to any Payment Date, generally, the difference between (a) the sum of all scheduled and unscheduled payments of interest on the Group 1 Mortgage Loans, all proceeds in respect of interest from the liquidation of Group 1 Mortgage Loans, all insurance proceeds on the Group 1 Mortgage Loans in respect of interest (other than pursuant to the Note Insurance Policy), and certain proceeds in respect of interest from the repurchase of a Group 1 Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable, and (b) the amount of the Master Servicing Fee, Servicing Fee, Credit Risk Manager’s Fee and expenses and indemnities due and payable by the Issuer with respect to the Group 1 Mortgage Loans.

Group 1 Monthly Excess Cashflow:	For any Payment Date, the sum of any Group 1 Interest Proceeds and Group 1 Principal Proceeds remaining as provided in sections (a) and (b) of “Payment on Notes - Priority of Payments.”

Group 1 Overcollateralization Amount:	With respect to any Payment Date, the amount by which the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period exceeds the Class Principal Amount of the Class A-1 Notes after the payment of all principal on the Class A-1 Notes on such Payment Date.

Group 1 Overcollateralization Deficiency Amount:	For any Payment Date, the excess, if any, of (a) the Group 1 Target Overcollateralization Amount for such Payment Date over (b) the Group 1 Overcollateralization Amount for such Payment Date, calculated after taking into account the reduction of the Class Principal Amount of the Class A-1 Notes resulting from the payment of the Class A-1 Principal Payment Amount on such Payment Date.

Group 1 Overcollateralization Release Amount:	For any Payment Date an amount equal to the lesser of (a) Group 1 Principal Proceeds for such Payment Date and (b) the excess, if any, of (i) the Group 1 Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of Group 1 Principal Proceeds is applied as payment of principal on the Class A-1 Notes) over (ii) the Group 1 Target Overcollateralization Amount for such Payment Date; provided, however, that if the Overcollateralization Release Amount for any Payment Date exceeds the sum of the Group 1 and Group 2 Overcollateralization Release Amounts, calculated without regard to the proviso thereof and the Group 2 Overcollateralization Release Amount is equal to the Group 2 Principal Proceeds, then the Group 1 Overcollateralization Release Amount will be equal to lesser of (a) the excess of (i) the Overcollateralization Release Amount over (ii) the Group 2 Overcollateralization Release Amount (calculated without regard to the proviso thereof) and (b) the Group 1 Principal Proceeds.

Group 1 Parity Deficiency Amount:	For any Payment Date, after application of all Group 1 and Group 2 Interest Proceeds and Principal Proceeds, the amount, if any, by which the Class Principal Amount of the Class A-1 Notes exceeds the Scheduled Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period.

Group 1 Principal Proceeds:	For any Payment Date, generally, the sum of all scheduled and unscheduled payments of principal on the Group 1 Mortgage Loans, all proceeds in respect of principal from the liquidation of Group 1 Mortgage Loans, all insurance proceeds on the Group 1 Mortgage Loans in respect of principal (other than pursuant to the Note Insurance Policy), and all proceeds from the repurchase of a Group 1 Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 10	July 28, 2005

Group 1 Target Overcollateralization Amount:	For any Payment Date prior to the Stepdown Date, approximately [2.70]% of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the Cut-off Date.
For any Payment Date on or after the Stepdown Date, the product of (a) the Target Overcollateralization Amount and (b) a fraction (i) the numerator of which is the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in both loan groups as of the last day of the related Due Period.

Group 2 Interest Proceeds:	With respect to any Payment Date, generally, the difference between (a) the sum of all scheduled and unscheduled payments of interest on the Group 2 Mortgage Loans, all proceeds in respect of interest from the liquidation of Group 2 Mortgage Loans, all insurance proceeds on the Group 2 Mortgage Loans in respect of interest (other than pursuant to the Note Insurance Policy) and certain proceeds in respect of interest from the repurchase of a Group 2 Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable, and (b) the amount of the Master Servicing Fee, Servicing Fee, Credit Risk Manager’s Fee and expenses and indemnities due and payable by the Issuer with respect to the Group 2 Mortgage Loans.

Group 2 Monthly Excess Cashflow:	For any Payment Date, the sum of any Group 2 Interest Proceeds and Group 2 Principal Proceeds remaining as provided in sections (c) and (d) of “Payments on Notes - Priority of Payments.”

Group 2 Overcollateralization Amount:	With respect to any Payment Date, the amount by which the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Due Period exceeds the Class Principal Amount of the Class A-2 Notes after the payment of all principal on the Class A-2 Notes on such Payment Date.

Group 2 Overcollateralization Deficiency Amount:	For any Payment Date, the excess, if any, of (a) the Group 2 Target Overcollateralization Amount for such Payment Date over (b) the Group 2 Overcollateralization Amount for such Payment Date, calculated after taking into account the reduction of the Class Principal Amount of the Class A-2 Notes resulting from the payment of the Class A-2 Principal Payment Amount on such Payment Date.

Group 2 Overcollateralization Release Amount:	For any Payment Date an amount equal to the lesser of (a) Group 2 Principal Proceeds for such Payment Date and (b) the excess, if any, of (i) the Group 2 Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of Group 2 Principal Proceeds is applied as payment of principal on the Class A-2 Notes) over (ii) Group 2 Target Overcollateralization Amount for such Payment Date; provided, however, that if the Overcollateralization Release Amount for any Payment Date exceeds the sum of the Group 1 and Group 2 Overcollateralization Release Amounts, calculated without regard to the proviso thereof and the Group 1 Overcollateralization Release Amount is equal to the Group 1 Principal Proceeds, then the Group 2 Overcollateralization Release Amount will be equal to lesser of (a) the excess of (i) the Overcollateralization Release Amount over (ii) the Group 1 Overcollateralization Release Amount (calculated without regard to the proviso thereof) and (b) the Group 2 Principal Proceeds.

Group 2 Parity Deficiency Amount:	For any Payment Date, after application of all Group 1 and Group 2 Interest Proceeds and Principal Proceeds, the amount, if any, by which the Class Principal Amount of the Class A-2 Notes exceeds the Scheduled Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 11	July 28, 2005

Group 2 Principal Proceeds:	For any Payment Date, generally, the sum of all scheduled and unscheduled payments of principal on the Group 2 Mortgage Loans, all proceeds in respect of principal from the liquidation of Group 2 Mortgage Loans, all insurance proceeds on the Group 2 Mortgage Loans in respect of principal (other than pursuant to the Note Insurance Policy), and all proceeds from the repurchase of a Group 2 Mortgage Loan upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

Group 2 Target Overcollateralization Amount:	For any Payment Date prior to the Stepdown Date, approximately [2.70]% of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the Cut-off Date.

For any Payment Date on or after the Stepdown Date, the product of (a) the Target Overcollateralization Amount and (b) a fraction (i) the numerator of which is the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the last day of the related Due Period and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in both loan groups as of the last day of the related Due Period.

Interest Accrual Period:	For each Payment Date, the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date.

Margin Stepup Date:	The first Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period is less than 20% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Monthly Insurance Premium:	For any Payment Date, the insurance premium due to the Note Insurer, which premium will be determined as a variable rate, which is not expected to exceed [2.50]% per annum, multiplied by a notional balance approximately equal to the aggregate Class Principal Amount of the Notes as of the first day of the related Due Period. The Monthly Insurance Premium will increase by no more than 50% on the Margin Stepup Date.

Monthly Insurance Premium Fee Rate:	For any Payment Date, the product of (i) a fraction, the numerator of which is the Monthly Insurance Premium with respect to such Payment Date and denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period and (ii) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Net WAC Rate:	For any Payment Date, the excess, if any, of (a) the lesser of (i) Net WAC Rate of the Group 1 Mortgage Loans and (ii) the Net WAC Rate of the Group 2 Mortgage Loans over (b) the Monthly Insurance Premium Fee Rate. The Net WAC Rate for each Group of Mortgage Loans for any Payment Date is equal to the product of (a) a fraction, the numerator of which is the excess of (i) the total scheduled interest in respect of the Mortgage Loans of such Group for such Payment Date over (ii) the sum of (1) the Servicing Fee, (2) the Master Servicing Fee and (3) the Credit Risk Manager’s Fee, each for such Mortgage Loan Group, and the denominator of which is the aggregate Scheduled Principal Balance of such Group of Mortgage Loans as of the first day of the related Due Period and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Note Interest Rate:	For each class of Notes, the lesser of (a) the applicable Formula Rate and (b) the Net WAC Rate.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 12	July 28, 2005

Overcollateralization Release Amount	For any Payment Date an amount equal to the lesser of (a) sum of the Group 1 and Group 2 Principal Proceeds for such Payment Date and (b) the excess, if any, of (i) the sum of the Group 1 and Group 2 Overcollateralization Amounts for such Payment Date (assuming, for the purposes of this calculation, that 100% of Group 1 Principal Proceeds is applied as payment of principal on the Class A-1 Notes and 100% of Group 2 Principal Proceeds is applied as payment of principal on the Class A-2 Notes) over (ii) the Target Overcollateralization Amount for such Payment Date.

Parity Deficiency Amount:	For any Payment Date, after application of all Group 1 and Group 2 Interest Proceeds and Principal Proceeds, the amount, if any, by which the Class Principal Amount of the Class A-1 Notes and Class A-2 Notes exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Prepayment Period:	With respect to any Payment Date, the calendar month preceding the month of such Payment Date.

Realized Loss:	With respect to any Mortgage Loan that has been liquidated, the excess, if any, of the principal balance of such Mortgage Loan together with accrued and unpaid interest thereon over the proceeds of the liquidation. With respect to any Mortgage Loan, the extent to which its principal balance, or the amount of the scheduled monthly payment of principal, has been reduced pursuant to a judicial proceeding.

Rolling Three Month Delinquency Rate:	With respect to any Payment Date, the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

Scheduled Principal Balance:	With respect to any Mortgage Loan as of any date of determination, the principal balance of such Mortgage Loan as of the Cut-off Date, reduced by all scheduled payments of principal due after the Cut-off Date and all amounts allocable to unscheduled principal payments.

Stepdown Date:	The later to occur of (a) the Payment Date in August 2008 and (b) the first Payment Date on which the aggregate Group 1 and Group 2 Overcollateralization Amounts equals or exceeds [5.40]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Target Overcollateralization Amount:	For any Payment Date prior to the Stepdown Date, approximately [2.70]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

For any Payment Date on or after the Stepdown Date, the lesser of (a) [2.70]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and (b) [5.40]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, if a Trigger Event has occurred and is continuing on a Payment Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Payment Date.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 13	July 28, 2005

Trigger Event	With respect to any Payment Date, a Trigger Event has occurred if (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [15.95]%, or (b) the Cumulative Realized Loss Percentage exceeds the percentage specified in the table below for such Payment Date:

Payment Date Occurring In	Percentage
August 2008-July 2009	[3.25]% with respect to August 2008, plus an additional 1/12th of [2.00]% for each month thereafter

August 2009-July 2010	[5.25]% with respect to August 2009, plus an additional 1/12th of [1.50]% for each month thereafter

August 2010-July 2011	[6.75]% with respect to August 2010, plus an additional 1/12th of [0.75]% for each month thereafter

August 2011 and thereafter	[7.50]%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 14	July 28, 2005

D. Net WAC Rate

Net WAC Rate
		Effective Net			Effective Net			Effective Net
	Net WAC	WAC		Net WAC	WAC		Net WAC	WAC
Period	Rate(1)(3)	Rate(1)(2)(3)	Period	Rate(1)(3)	Rate(1)(2)(3)	Period	Rate(1)(3)	Rate(1)(2)(3)
1	NA	NA	14	6.219%	10.500%	27	7.426%	10.500%
2	6.282%	10.500%	15	6.430%	10.500%	28	8.192%	10.500%
3	6.498%	10.500%	16	6.204%	10.500%	29	8.459%	10.500%
4	6.277%	10.500%	17	6.414%	10.500%	30	8.145%	10.500%
5	6.492%	10.500%	18	6.187%	10.500%	31	8.121%	10.500%
6	6.270%	10.500%	19	6.179%	10.500%	32	8.697%	10.500%
7	6.265%	10.500%	20	6.872%	10.500%	33	8.129%	10.500%
8	6.962%	10.500%	21	6.192%	10.500%	34	9.457%	10.500%
9	6.254%	10.500%	22	7.507%	10.500%	35	9.101%	10.500%
10	6.466%	10.500%	23	7.225%	10.500%	36	9.394%	10.500%
11	6.241%	10.500%	24	7.451%	10.500%	37	9.038%	10.500%
12	6.452%	10.500%	25	7.167%	10.500%	38	9.012%	10.500%
13	6.226%	10.500%	26	7.150%	10.500%	39	9.430%	10.500%

(1)	Assumes that six-month LIBOR and one-month LIBOR are both equal to 20.00%.

(2)	Assumes payments are received from the Cap Agreement.

(3)	Assumes the Pricing Prepayment Speed to the Payment Date on which the Optional Termination maybe first exercised.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 15	July 28, 2005

E. Cap Schedule

Cap Agreement
	Notional Balance	Cap Strike	Cap Ceiling		Notional Balance	Cap Strike	Cap Ceiling
Period	($)	(%)	(%)	Period	($)	(%)	(%)
1	0.00	0.000	10.500	21	672,142,250.64	6.192	10.500
2	1,126,978,113.17	6.282	10.500	22	636,552,332.67	7.507	10.500
3	1,114,022,877.01	6.498	10.500	23	602,974,942.19	7.225	10.500
4	1,098,605,236.82	6.277	10.500	24	571,227,630.16	7.451	10.500
5	1,080,755,538.57	6.492	10.500	25	541,652,665.86	7.167	10.500
6	1,060,520,038.36	6.270	10.500	26	522,900,393.90	7.150	10.500
7	1,037,961,969.56	6.265	10.500	27	504,789,268.31	7.426	10.500
8	1,013,161,081.92	6.962	10.500	28	487,290,517.09	8.192	10.500
9	986,217,788.26	6.254	10.500	29	470,432,051.08	8.459	10.500
10	957,367,761.70	6.466	10.500	30	454,140,540.40	8.145	10.500
11	929,342,039.21	6.241	10.500	31	438,396,492.81	8.121	10.500
12	902,119,924.20	6.452	10.500	32	423,181,094.89	8.697	10.500
13	875,678,172.55	6.226	10.500	33	408,476,195.19	8.129	10.500
14	849,994,216.44	6.219	10.500	34	394,266,293.55	9.457	10.500
15	825,046,144.53	6.430	10.500	35	380,564,509.72	9.101	10.500
16	800,812,682.89	6.204	10.500	36	367,320,202.60	9.394	10.500
17	777,269,619.63	6.414	10.500	37	354,517,722.00	9.038	10.500
18	754,400,762.14	6.187	10.500	38	353,525,402.92	9.012	10.500
19	732,161,358.75	6.179	10.500	39	342,207,818.32	9.430	10.500
20	709,768,882.07	6.872	10.500	40 and thereafter	0.00	0.000	0.000

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 16	July 28, 2005

F. Excess Spread Schedule

Excess Spread(1)(2)
	FWD 1	FWD 6	Excess	Excess		FWD 1	FWD 6	Excess	Excess
	Month	Month	Spread	Spread		Month	Month	Spread	Spread
Period	LIBOR %	LIBOR %	Static	Forward	Period	LIBOR %	LIBOR %	Static	Forward
1	3.594	3.933	NA	NA	21	4.319	4.366	2.751	2.036
2	3.815	4.065	2.796	2.573	22	4.337	4.363	4.040	3.333
3	3.884	4.130	2.928	2.645	23	4.356	4.360	3.887	3.139
4	4.027	4.182	2.793	2.358	24	4.300	4.356	4.005	3.336
5	4.194	4.215	2.925	2.342	25	4.311	4.366	3.849	3.149
6	4.109	4.221	2.790	2.273	26	4.324	4.376	3.839	3.128
7	4.165	4.232	2.787	2.215	27	4.335	4.387	3.977	3.287
8	4.205	4.230	3.186	2.633	28	4.346	4.396	4.545	4.166
9	4.176	4.229	2.781	2.199	29	4.357	4.406	4.669	4.303
10	4.225	4.238	2.912	2.301	30	4.369	4.416	4.517	4.118
11	4.228	4.238	2.775	2.141	31	4.380	4.426	4.503	4.093
12	4.146	4.242	2.905	2.372	32	4.390	4.436	4.766	4.396
13	4.167	4.265	2.768	2.196	33	4.400	4.447	4.505	4.078
14	4.188	4.284	2.764	2.172	34	4.410	4.456	4.640	4.278
15	4.207	4.303	2.894	2.303	35	4.420	4.467	4.486	4.090
16	4.226	4.324	2.756	2.127	36	4.415	4.476	4.609	4.244
17	4.247	4.343	2.887	2.259	37	4.425	4.485	4.454	4.055
18	4.266	4.363	2.748	2.081	38	4.434	4.495	4.321	3.889
19	4.283	4.365	2.743	2.060	39	4.442	4.502	4.532	4.126
20	4.300	4.366	3.144	2.513

(1)	Assumes the Pricing Prepayment Speed to the Payment Date on which the Optional Termination maybe first exercised.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Master Servicer Fees, Servicing Fees, Credit Risk Manager’s Fee and Monthly Insurance Premium), less the aggregate amount of interest due on the Notes divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 17	July 28, 2005

G. Computational Items
Note Summary — To Optional Termination

CLASS A-1
Prepay Speed	50%PPC	75%PPC	100%PPC	125%PPC	150%PPC
WAL (yrs)	3.92	2.64	1.96	1.55	1.29
Modified Duration (yrs)	3.54	2.47	1.86	1.49	1.25
Principal Window (mths)	1 – 81	1 – 54	1 – 39	1 – 30	1 – 24

CLASS A-2
Prepay Speed	50%PPC	75%PPC	100%PPC	125%PPC	150%PPC
WAL (yrs)	3.97	2.68	1.98	1.57	1.30
Modified Duration (yrs)	3.58	2.49	1.88	1.51	1.26
Principal Window (mths)	1 – 81	1 – 54	1 – 39	1 – 30	1 – 24
Note Summary — To Maturity

CLASS A-1
Prepay Speed	50%PPC	75%PPC	100%PPC	125%PPC	150%PPC
WAL (yrs)	5.32	3.60	2.68	2.10	1.71
Modified Duration (yrs)	4.46	3.19	2.44	1.96	1.61
Principal Window (mths)	1 – 308	1 – 235	1 – 179	1 – 142	1 – 115

CLASS A-2
Prepay Speed	50%PPC	75%PPC	100%PPC	125%PPC	150%PPC
WAL (yrs)	5.45	3.70	2.75	2.16	1.76
Modified Duration (yrs)	4.55	3.26	2.51	2.01	1.65
Principal Window (mths)	1 – 308	1 – 235	1 – 179	1 – 142	1 – 115

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 18	July 28, 2005

H. The Mortgage Loans
Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date, Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. FBR believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the mortgage pool may vary.
Aggregate Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,169,019,965.19	$7,318.25	$998,345.55
Average Scheduled Principal Balance	$196,573.06
Number of Mortgage Loans	5,947

Weighted Average Mortgage Rate	7.460%	4.990%	12.990%
Weighted Average FICO Score	635	479	817
Weighted Average Original LTV	80.76%	10.87%	100.00%

Weighted Average Original Term	358 months	120 months	360 months
Weighted Average Stated Remaining Term	355 months	114 months	358 months
Weighted Average Seasoning	3 months	2 months	10 months

ARM Characteristics
Weighted Average Gross Margin	6.013%	3.310%	11.490%
Weighted Average Minimum Interest Rate	7.491%	5.125%	12.990%
Weighted Average Maximum Interest Rate	14.490%	12.125%	19.990%
Weighted Average Initial Rate Cap	1.499%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.499%	1.000%	1.500%
Weighted Average Months to Next Adjustment Date	22 months	3 months	58 months

Maturity Date		January 1, 2015	May 1, 2035
Maximum Zip Code Concentration	0.29%	11221

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 19	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	2	$318,840.40	0.03%	4.994%	797	47.41%
5.001 - 5.500	30	7,724,551.30	0.66	5.388	717	71.51
5.501 - 6.000	205	53,748,035.85	4.60	5.897	686	75.53
6.001 - 6.500	447	112,738,822.73	9.64	6.365	679	78.83
6.501 - 7.000	1,239	285,151,282.05	24.39	6.869	661	79.47
7.001 - 7.500	1,024	209,767,453.74	17.94	7.344	643	80.71
7.501 - 8.000	1,411	259,549,091.83	22.20	7.848	618	82.35
8.001 - 8.500	613	102,183,000.86	8.74	8.326	591	82.94
8.501 - 9.000	618	90,843,283.83	7.77	8.822	580	83.58
9.001 - 9.500	181	25,520,814.05	2.18	9.324	572	83.24
9.501 - 10.000	125	15,405,962.77	1.32	9.853	563	81.01
10.001 - 10.500	26	3,036,485.21	0.26	10.365	553	82.01
10.501 - 11.000	21	2,560,679.62	0.22	10.774	548	79.45
11.001 - 11.500	2	151,220.45	0.01	11.286	561	89.56
11.501 - 12.000	2	286,721.95	0.02	11.782	671	89.33
12.501 - 13.000	1	33,718.55	0.00	12.990	571	75.00

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	139	$6,179,791.81	0.53%	8.424%	588	71.16%
50,000.01 - 100,000.00	1,111	86,227,933.64	7.38	8.082	609	81.47
100,000.01 - 150,000.00	1,386	173,206,860.14	14.82	7.735	624	82.03
150,000.01 - 200,000.00	992	173,250,556.86	14.82	7.580	628	81.68
200,000.01 - 250,000.00	730	163,543,021.98	13.99	7.408	637	79.90
250,000.01 - 300,000.00	570	156,377,993.59	13.38	7.298	641	80.47
300,000.01 - 350,000.00	333	107,647,523.77	9.21	7.246	639	81.01
350,000.01 - 400,000.00	305	115,242,264.72	9.86	7.195	655	81.36
400,000.01 - 450,000.00	152	64,745,111.67	5.54	7.214	644	80.96
450,000.01 - 500,000.00	120	57,475,427.41	4.92	7.250	646	79.85
500,000.01 - 550,000.00	42	22,020,635.41	1.88	7.444	647	78.62
550,000.01 - 600,000.00	34	19,746,078.96	1.69	7.177	649	78.81
600,000.01 - 650,000.00	17	10,678,778.85	0.91	7.065	650	78.43
650,000.01 - 700,000.00	4	2,724,629.45	0.23	7.511	633	77.65
700,000.01 - 750,000.00	6	4,432,414.72	0.38	6.778	649	75.97
750,000.01 - 800,000.00	2	1,531,667.47	0.13	6.793	686	71.75
950,000.01 - 1,000,000.00	4	3,989,274.74	0.34	7.714	618	56.82

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 20	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	3,766	$748,654,355.93	64.04%	7.674%	622	81.11%
ARM 2/28 60 month IO	756	208,767,275.18	17.86	6.804	675	80.20
30 Year Fixed	954	139,780,061.93	11.96	7.337	640	79.55
ARM 3/27	222	29,804,929.73	2.55	7.939	621	86.03
30 Year Fixed 60 month IO	45	12,127,491.09	1.04	6.500	681	76.80
ARM 3/27 60 month IO	33	7,777,770.17	0.67	6.895	683	80.84
15 Year Fixed	58	5,816,096.97	0.50	7.256	631	71.60
ARM 5/25	36	5,116,594.44	0.44	7.930	640	86.69
ARM 5/25 60 month IO	21	4,829,717.29	0.41	6.863	679	82.66
20 Year Fixed	37	3,493,721.88	0.30	7.095	655	65.92
10 Year Fixed	10	1,256,203.73	0.11	7.054	666	71.93
6 Month ARM	2	602,745.94	0.05	6.388	711	80.32
Balloon 30/15	3	497,464.43	0.04	7.774	613	78.70
ARM 3/27 36 month IO	1	340,000.00	0.03	6.125	669	80.00
25 Year Fixed	3	155,536.48	0.01	7.841	595	68.57

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 – 120	10	$1,256,203.73	0.11%	7.054%	666	71.93%
169 – 180	61	6,313,561.40	0.54	7.297	630	72.16
229 – 240	37	3,493,721.88	0.30	7.095	655	65.92
289 – 300	3	155,536.48	0.01	7.841	595	68.57
349 – 360	5,836	1,157,800,941.70	99.04	7.462	635	80.87

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	1,511	$295,570,677.54	25.28%	7.544%	635	80.84%
3	2,329	463,447,372.46	39.64	7.428	636	80.24
4	1,428	280,928,004.90	24.03	7.414	636	80.61
5	453	85,279,349.03	7.29	7.461	636	82.88
6	132	24,780,919.75	2.12	7.600	629	83.22
7	73	14,180,693.84	1.21	7.347	633	81.37
8	14	3,117,012.28	0.27	7.419	632	83.10
9	4	889,007.09	0.08	8.156	585	84.33
10	3	826,928.30	0.07	7.753	616	81.17

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 21	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	$89,152.82	0.01%	9.403%	506	12.54%
15.01 - 20.00	7	561,068.05	0.05	7.682	593	18.08
20.01 - 25.00	9	990,804.52	0.08	6.473	627	23.30
25.01 - 30.00	20	2,103,266.11	0.18	7.082	595	28.06
30.01 - 35.00	17	1,944,658.38	0.17	7.195	643	33.10
35.01 - 40.00	20	2,183,209.19	0.19	7.099	601	38.63
40.01 - 45.00	39	6,529,076.14	0.56	7.733	578	43.07
45.01 - 50.00	49	6,855,040.75	0.59	6.969	613	48.20
50.01 - 55.00	58	11,205,483.72	0.96	7.219	598	52.97
55.01 - 60.00	105	19,829,875.30	1.70	7.476	600	58.12
60.01 - 65.00	139	28,891,990.20	2.47	7.460	612	63.35
65.01 - 70.00	185	37,756,070.71	3.23	7.697	597	68.64
70.01 - 75.00	299	56,610,190.98	4.84	7.548	608	74.13
75.01 - 80.00	2,737	598,229,788.92	51.17	7.170	661	79.84
80.01 - 85.00	793	146,850,282.66	12.56	7.840	595	84.59
85.01 - 90.00	840	156,449,366.40	13.38	7.906	608	89.52
90.01 - 95.00	205	33,344,217.06	2.85	7.838	625	94.58
95.01 - 100.00	423	58,596,423.28	5.01	7.928	643	99.83

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

No FICO	10	$1,305,088.86	0.11%	8.279%	0	58.32%
460 – 479	2	208,825.46	0.02	8.763	479	67.91
480 – 499	6	1,138,317.76	0.10	8.092	492	58.04
500 – 519	360	55,753,256.62	4.77	8.522	510	76.31
520 – 539	439	71,752,049.67	6.14	8.301	530	80.14
540 – 559	380	63,429,619.56	5.43	8.100	549	80.44
560 – 579	380	64,251,234.89	5.50	8.049	569	80.88
580 – 599	440	79,951,452.72	6.84	7.763	590	81.77
600 – 619	519	98,348,008.76	8.41	7.575	610	81.99
620 – 639	680	139,220,034.52	11.91	7.390	630	81.75
640 – 659	704	151,617,874.01	12.97	7.231	649	81.23
660 – 679	649	138,440,755.61	11.84	7.114	669	81.16
680 – 699	509	111,196,467.52	9.51	7.086	689	80.98
700 – 719	337	72,290,869.48	6.18	7.041	708	80.85
720 – 739	230	54,041,584.31	4.62	6.925	728	80.14
740 – 759	159	36,985,253.56	3.16	6.778	749	79.39
760 – 779	93	18,641,373.08	1.59	6.983	769	81.20
780 – 799	43	9,018,969.76	0.77	6.655	787	76.33
800 – 819	7	1,428,929.04	0.12	6.309	810	71.52

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,811	$580,171,364.07	49.63%	7.355%	662	81.85%
Cashout Refinance	2,991	562,075,853.21	48.08	7.570	608	79.72
Rate/Term Refinance	135	24,173,765.58	2.07	7.390	630	78.75
Const-Perm	10	2,598,982.33	0.22	7.576	637	81.29

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 22	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	4,147	$768,705,462.63	65.76%	7.500%	629	80.87%
PUD	619	140,518,447.23	12.02	7.392	637	81.40
Duplex	448	106,392,609.94	9.10	7.333	655	79.31
Condo	469	86,915,967.86	7.43	7.265	659	81.68
3-4 Unit	199	55,834,482.87	4.78	7.600	656	78.66
Townhouse	52	9,026,074.60	0.77	7.604	605	82.67
Modular	10	1,383,134.97	0.12	7.156	622	84.93
Manufactured	3	243,785.09	0.02	8.647	608	62.97

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,931	$630,176,100.16	53.91%	7.452%	656	78.95%
Full	2,608	439,490,112.18	37.59	7.541	608	83.70
12 mo Bank Statements	384	94,968,568.19	8.12	7.136	629	79.36
6 mo Bank Statements	24	4,385,184.66	0.38	7.424	624	77.03

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	5,450	$1,082,735,904.40	92.62%	7.434%	633	80.86%
Non-Owner Occupied	432	73,190,005.55	6.26	7.828	658	78.58
Second Home	65	13,094,055.24	1.12	7.535	679	85.33

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	5,451	$1,087,916,602.13	93.06%	7.398%	641	81.46%
B	267	43,784,330.55	3.75	8.214	551	74.90
C	229	37,319,032.51	3.19	8.376	559	67.40

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 23	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	1,039	$288,905,023.78	24.71%	7.115%	644	78.05%
New York	550	147,044,098.92	12.58	7.171	651	77.62
Florida	693	113,974,250.95	9.75	7.545	638	81.82
Illinois	365	74,989,969.10	6.41	7.503	630	81.98
New Jersey	211	56,082,555.74	4.80	7.617	636	81.58
Georgia	285	40,245,882.64	3.44	7.904	618	82.62
Nevada	153	36,608,672.89	3.13	7.254	649	79.96
Virginia	155	35,293,649.80	3.02	7.569	653	80.77
Maryland	152	33,744,838.39	2.89	7.827	619	80.03
Ohio	207	28,156,809.11	2.41	7.846	614	87.21
Texas	232	25,214,578.48	2.16	7.579	635	82.69
Massachusetts	97	24,628,448.92	2.11	7.616	627	80.29
Connecticut	109	20,463,058.32	1.75	7.423	646	81.90
Arizona	114	18,889,666.55	1.62	7.588	626	81.87
Washington	94	17,120,960.75	1.46	7.452	628	82.06
Michigan	100	15,889,783.89	1.36	8.034	606	86.11
Pennsylvania	103	15,256,678.31	1.31	7.764	606	83.38
Indiana	133	15,207,080.70	1.30	7.922	611	88.47
Alabama	116	15,107,657.55	1.29	7.988	632	85.79
Missouri	126	14,871,863.84	1.27	8.207	598	83.77
Colorado	77	14,476,856.61	1.24	7.343	634	82.51
Oregon	62	11,036,028.47	0.94	7.355	644	81.76
Tennessee	100	9,972,001.03	0.85	8.001	605	84.01
Utah	47	8,106,479.69	0.69	7.544	632	83.02
North Carolina	64	7,841,366.86	0.67	8.153	609	83.28
Minnesota	38	7,281,492.23	0.62	7.307	644	84.64
Rhode Island	35	7,061,877.17	0.60	7.428	638	80.92
Kentucky	54	5,753,791.71	0.49	8.042	610	89.78
Hawaii	19	5,245,157.16	0.45	7.478	611	78.43
New Mexico	44	5,242,939.11	0.45	7.881	635	81.96
Kansas	46	5,158,459.91	0.44	7.877	600	83.75
Maine	22	4,014,472.73	0.34	7.482	626	80.66
Wisconsin	31	4,002,080.29	0.34	7.989	618	84.29
Idaho	33	3,856,875.45	0.33	7.898	610	82.81
Louisiana	29	3,567,967.99	0.31	8.006	612	88.49
Oklahoma	42	3,351,028.75	0.29	8.217	593	84.55
Delaware	23	3,191,580.94	0.27	7.782	597	83.01
New Hampshire	14	3,122,325.16	0.27	7.936	588	79.48
Arkansas	26	3,029,454.72	0.26	7.903	610	90.94
Nebraska	22	2,796,174.97	0.24	7.985	609	82.23
District of Columbia	8	2,691,749.94	0.23	7.311	643	73.61
South Carolina	20	2,423,806.03	0.21	8.151	615	83.94
Vermont	11	1,965,002.42	0.17	8.011	635	81.12
Mississippi	12	1,514,600.48	0.13	8.381	593	89.53
West Virginia	11	1,245,967.42	0.11	8.293	622	86.95
Wyoming	5	817,117.29	0.07	7.097	618	88.63
Montana	7	815,464.70	0.07	7.693	606	83.82
Iowa	7	804,645.26	0.07	8.534	603	87.45
Alaska	2	624,382.37	0.05	7.554	703	80.00
South Dakota	1	168,000.00	0.01	6.750	690	80.00
North Dakota	1	145,289.70	0.01	7.750	639	80.00

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 24	July 28, 2005

Aggregate Mortgage Loans

	Number of	Outstanding	Percent of Outstanding	Weighted Average	Weighted Average	Weighted Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,125	$207,550,288.46	17.75%	7.833%	627	81.32%
6	111	21,275,925.01	1.82	7.581	642	81.62
12	761	204,998,699.13	17.54	7.209	650	78.81
18	27	6,019,831.80	0.51	7.293	633	80.00
24	2,217	451,258,708.04	38.60	7.409	636	80.50
30	58	9,784,417.63	0.84	7.611	595	79.04
36	812	144,898,670.94	12.39	7.464	632	82.19
42	6	772,436.33	0.07	7.584	641	89.74
48	15	2,427,656.32	0.21	7.720	611	86.48
60	815	120,033,331.53	10.27	7.396	629	82.25

Total	5,947	$1,169,019,965.19	100.00%	7.460%	635	80.76%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	$520,000.00	0.05%	6.875%	666	80.00%
3.501 - 4.000	16	4,662,642.81	0.46	5.863	678	79.97
4.001 - 4.500	192	46,090,383.90	4.58	6.422	669	79.85
4.501 - 5.000	515	126,548,864.31	12.58	6.705	661	80.60
5.001 - 5.500	786	195,126,409.09	19.40	6.838	664	79.57
5.501 - 6.000	829	183,882,733.69	18.28	7.229	648	80.19
6.001 - 6.500	964	194,689,922.33	19.35	7.751	620	81.63
6.501 - 7.000	625	113,356,782.42	11.27	8.122	605	82.99
7.001 - 7.500	515	85,830,146.68	8.53	8.710	586	83.15
7.501 - 8.000	224	32,404,859.13	3.22	9.060	576	84.47
8.001 - 8.500	112	15,464,761.06	1.54	9.630	574	80.47
8.501 - 9.000	34	4,184,359.76	0.42	10.135	567	81.47
9.001 - 9.500	18	2,607,250.37	0.26	10.687	541	78.39
9.501 - 10.000	3	203,832.63	0.02	11.210	551	89.68
10.001 - 10.500	2	286,721.95	0.03	11.782	671	89.33
11.001 - 11.500	1	33,718.55	0.00	12.990	571	75.00

Total	4,837	$1,005,893,388.68	100.00%	7.491%	634	81.10%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	15	$4,740,400.31	0.47%	5.497%	692	79.19%
12.501 - 13.000	136	37,364,705.12	3.71	5.905	683	78.25
13.001 - 13.500	346	91,694,882.05	9.12	6.366	679	79.56
13.501 - 14.000	1,022	245,044,874.14	24.36	6.870	663	79.62
14.001 - 14.500	879	189,203,805.39	18.81	7.343	643	80.78
14.501 - 15.000	1,160	227,487,234.20	22.62	7.848	617	82.24
15.001 - 15.500	494	89,636,530.83	8.91	8.327	591	83.12
15.501 - 16.000	494	79,424,996.80	7.90	8.825	581	83.50
16.001 - 16.500	152	22,640,810.06	2.25	9.327	572	83.46
16.501 - 17.000	99	13,198,972.93	1.31	9.849	561	80.63
17.001 - 17.500	20	2,736,593.59	0.27	10.370	551	81.73
17.501 - 18.000	15	2,247,922.31	0.22	10.769	544	78.13
18.001 - 18.500	2	151,220.45	0.02	11.286	561	89.56
18.501 - 19.000	2	286,721.95	0.03	11.782	671	89.33
19.501 - 20.000	1	33,718.55	0.00	12.990	571	75.00

Total	4,837	$1,005,893,388.68	100.00%	7.491%	634	81.10%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 25	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	13	$4,137,654.37	0.41%	5.368%	689	79.02%
5.501 - 6.000	136	37,364,705.12	3.71	5.905	683	78.25
6.001 - 6.500	348	92,297,627.99	9.18	6.366	680	79.56
6.501 - 7.000	1,022	245,044,874.14	24.36	6.870	663	79.62
7.001 - 7.500	879	189,203,805.39	18.81	7.343	643	80.78
7.501 - 8.000	1,160	227,487,234.20	22.62	7.848	617	82.24
8.001 - 8.500	494	89,636,530.83	8.91	8.327	591	83.12
8.501 - 9.000	494	79,424,996.80	7.90	8.825	581	83.50
9.001 - 9.500	152	22,640,810.06	2.25	9.327	572	83.46
9.501 - 10.000	99	13,198,972.93	1.31	9.849	561	80.63
10.001 - 10.500	20	2,736,593.59	0.27	10.370	551	81.73
10.501 - 11.000	15	2,247,922.31	0.22	10.769	544	78.13
11.001 - 11.500	2	151,220.45	0.02	11.286	561	89.56
11.501 - 12.000	2	286,721.95	0.03	11.782	671	89.33
12.501 - 13.000	1	33,718.55	0.00	12.990	571	75.00

Total	4,837	$1,005,893,388.68	100.00%	7.491%	634	81.10%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	$2,997,874.32	0.30%	7.274%	621	81.78%
1.500	4,823	1,002,895,514.36	99.70	7.492	634	81.10

Total	4,837	$1,005,893,388.68	100.00%	7.491%	634	81.10%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	14	$2,997,874.32	0.30%	7.274%	621	81.78%
1.500	4,823	1,002,895,514.36	99.70	7.492	634	81.10

Total	4,837	$1,005,893,388.68	100.00%	7.491%	634	81.10%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 26	July 28, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3	2	$602,745.94	0.06%	6.388%	711	80.32%
14	1	491,821.85	0.05	7.500	613	80.00
15	2	660,569.94	0.07	8.083	569	80.95
16	9	2,484,140.16	0.25	7.349	636	80.47
17	53	11,295,618.41	1.12	7.201	637	80.53
18	99	20,773,642.07	2.07	7.629	626	82.08
19	325	66,272,889.07	6.59	7.451	634	82.08
20	1,054	227,891,912.20	22.66	7.420	633	80.63
21	1,806	381,567,181.77	37.93	7.463	634	80.52
22	1,173	245,983,855.64	24.45	7.584	634	81.39
26	1	229,230.30	0.02	8.990	552	90.00
28	1	99,363.67	0.01	7.259	630	80.00
29	2	133,713.40	0.01	7.807	629	87.03
30	6	886,393.36	0.09	7.595	652	89.47
31	32	4,876,890.97	0.48	7.816	632	87.83
32	88	13,190,964.69	1.31	7.594	648	84.94
33	89	13,548,049.61	1.35	7.670	623	82.94
34	37	4,958,093.90	0.49	7.980	631	86.34
53	1	204,000.00	0.02	7.125	699	80.00
54	1	154,498.94	0.02	8.250	580	100.00
55	3	671,397.85	0.07	7.392	668	92.76
56	14	2,219,402.56	0.22	7.722	665	84.22
57	30	5,513,125.28	0.55	7.288	652	83.67
58	8	1,183,887.10	0.12	7.359	675	84.97

Total	4,837	$1,005,893,388.68	100.00%	7.491%	634	81.10%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 27	July 28, 2005

Group 1 Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$556,725,493.48	$24,538.07	$592,530.48
Average Scheduled Principal Balance	$162,928.15
Number of Mortgage Loans	3,417
Weighted Average Mortgage Rate	7.633%	4.990%	11.990%
Weighted Average FICO Score	618	479	817
Weighted Average Original LTV	80.56%	10.87%	100.00%
Weighted Average Original Term	358 months	120 months	360 months
Weighted Average Stated Remaining Term	355 months	117 months	358 months
Weighted Average Seasoning	3 months	2 months	10 months
ARM Characteristics
Weighted Average Gross Margin	6.150%	3.310%	10.490%
Weighted Average Minimum Interest Rate	7.669%	5.490%	11.990%
Weighted Average Maximum Interest Rate	14.668%	12.490%	18.990%
Weighted Average Initial Rate Cap	1.498%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.498%	1.000%	1.500%
Weighted Average Months to Next Adjustment Date	21 months	3 months	58 months
Maturity Date		April 1, 2015	May 1, 2035
Maximum Zip Code Concentration	0.38%	11216

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 28	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	$189,310.96	0.03%	4.990%	783	57.51%
5.001 - 5.500	8	1,873,651.31	0.34	5.431	716	71.14
5.501 - 6.000	87	19,437,047.59	3.49	5.914	684	71.80
6.001 - 6.500	195	38,065,376.60	6.84	6.378	667	77.83
6.501 - 7.000	630	116,718,678.13	20.97	6.882	652	79.34
7.001 - 7.500	567	94,546,733.24	16.98	7.346	628	80.51
7.501 - 8.000	856	137,565,749.51	24.71	7.847	605	81.63
8.001 - 8.500	410	61,145,709.62	10.98	8.334	584	83.00
8.501 - 9.000	416	56,876,033.77	10.22	8.819	570	82.86
9.001 - 9.500	127	16,169,831.66	2.90	9.322	564	82.32
9.501 - 10.000	93	11,273,600.13	2.02	9.850	559	79.23
10.001 - 10.500	14	1,517,792.47	0.27	10.410	547	78.36
10.501 - 11.000	10	972,928.21	0.17	10.814	562	85.58
11.001 - 11.500	1	86,328.33	0.02	11.125	565	95.00
11.501 - 12.000	2	286,721.95	0.05	11.782	671	89.33

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	89	$4,055,635.85	0.73%	8.423%	589	73.05%
50,000.01 - 100,000.00	775	59,823,092.78	10.75	8.076	608	80.96
100,000.01 - 150,000.00	934	116,781,804.99	20.98	7.772	619	81.42
150,000.01 - 200,000.00	660	115,122,276.93	20.68	7.633	618	81.30
200,000.01 - 250,000.00	424	94,596,355.47	16.99	7.536	617	79.19
250,000.01 - 300,000.00	279	76,416,230.25	13.73	7.435	615	80.15
300,000.01 - 350,000.00	167	53,833,976.04	9.67	7.364	621	80.65
350,000.01 - 400,000.00	53	19,520,832.76	3.51	7.395	637	81.19
400,000.01 - 450,000.00	19	8,232,305.77	1.48	7.111	652	79.85
450,000.01 - 500,000.00	12	5,622,909.64	1.01	7.689	622	79.09
500,000.01 - 550,000.00	4	2,127,542.52	0.38	8.573	640	71.57
550,000.01 - 600,000.00	1	592,530.48	0.11	6.999	654	80.00

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,467	$404,719,376.47	72.70%	7.789%	607	81.00%
ARM 2/28 60 month IO	286	61,572,869.04	11.06	6.847	666	80.59
30 Year Fixed	395	56,070,195.03	10.07	7.410	635	77.05
3/27 ARM	156	18,587,091.08	3.34	7.973	613	85.92
ARM 3/27 60 month IO	21	3,833,239.27	0.69	7.141	669	79.79
15 Year Fixed	33	3,708,551.96	0.67	7.129	648	70.66
30 Year Fixed 60 month IO	11	2,382,643.11	0.43	6.626	671	72.90
20 Year Fixed	25	2,226,211.15	0.40	7.427	642	68.04
ARM 5/25 60 month IO	9	1,696,078.39	0.30	6.936	656	78.40
ARM 5/25	8	1,170,155.40	0.21	7.667	653	92.70
10 Year Fixed	4	359,468.91	0.06	6.769	637	60.15
6 Month ARM	1	333,778.73	0.06	6.500	752	83.75
25 Year Fixed	1	65,834.94	0.01	7.990	590	80.00

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 29	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	4	$359,468.91	0.06%	6.769%	637	60.15%
169 - 180	33	3,708,551.96	0.67	7.129	648	70.66
229 - 240	25	2,226,211.15	0.40	7.427	642	68.04
289 - 300	1	65,834.94	0.01	7.990	590	80.00
349 - 360	3,354	550,365,426.52	98.86	7.638	618	80.70

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	875	$142,575,959.60	25.61%	7.683%	623	80.65%
3	1,361	225,515,215.15	40.51	7.620	617	80.16
4	810	132,272,703.67	23.76	7.591	615	80.19
5	248	37,469,461.05	6.73	7.647	621	82.85
6	72	11,292,031.75	2.03	7.634	617	82.74
7	41	6,310,105.56	1.13	7.654	611	82.99
8	5	491,750.22	0.09	7.467	636	83.09
9	3	463,160.03	0.08	9.449	572	83.72
10	2	335,106.45	0.06	8.124	620	82.89

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	2	$89,152.82	0.02%	9.403%	506	12.54%
15.01 - 20.00	4	346,935.96	0.06	7.437	654	18.41
20.01 - 25.00	4	353,971.37	0.06	7.014	572	22.91
25.01 - 30.00	16	1,513,801.57	0.27	7.230	615	27.90
30.01 - 35.00	9	1,230,060.06	0.22	7.513	637	32.95
35.01 - 40.00	19	2,089,470.53	0.38	7.065	602	38.68
40.01 - 45.00	25	3,306,482.09	0.59	7.787	572	42.90
45.01 - 50.00	34	4,537,642.68	0.82	7.173	594	48.15
50.01 - 55.00	40	7,038,067.55	1.26	7.350	598	53.15
55.01 - 60.00	78	14,037,623.42	2.52	7.673	588	57.85
60.01 - 65.00	104	17,943,882.77	3.22	7.623	590	63.39
65.01 - 70.00	124	21,968,358.04	3.95	7.684	591	68.66
70.01 - 75.00	207	34,433,693.49	6.19	7.729	593	74.21
75.01 - 80.00	1,277	214,047,421.34	38.45	7.319	646	79.79
80.01 - 85.00	545	92,637,528.76	16.64	7.884	587	84.61
85.01 - 90.00	573	95,052,166.15	17.07	7.930	607	89.50
90.01 - 95.00	130	19,272,087.88	3.46	7.932	622	94.57
95.01 - 100.00	226	26,827,147.00	4.82	8.050	643	99.88

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 30	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

No FICO	8	$1,032,282.63	0.19%	8.166%	0	54.47%
460 - 479	2	208,825.46	0.04	8.763	479	67.91
480 - 499	4	698,590.34	0.13	8.643	490	62.77
500 - 519	272	41,310,881.73	7.42	8.508	510	76.00
520 - 539	330	50,502,885.15	9.07	8.277	530	79.81
540 - 559	270	43,275,129.70	7.77	8.088	549	80.55
560 - 579	245	38,249,921.81	6.87	8.026	569	80.53
580 - 599	292	47,089,654.07	8.46	7.812	590	81.10
600 - 619	313	47,945,284.25	8.61	7.665	610	81.36
620 - 639	389	66,735,579.77	11.99	7.433	630	82.34
640 - 659	353	62,485,048.51	11.22	7.261	649	81.09
660 - 679	314	53,515,670.90	9.61	7.197	669	80.53
680 - 699	238	40,555,636.44	7.28	7.193	690	81.63
700 - 719	152	24,111,806.91	4.33	7.172	708	80.92
720 - 739	97	16,091,307.91	2.89	7.065	730	80.52
740 - 759	66	11,100,634.00	1.99	6.805	748	80.77
760 - 779	49	7,871,835.84	1.41	7.108	768	83.26
780 - 799	20	3,308,546.52	0.59	6.775	786	74.91
800 - 819	3	635,971.54	0.11	7.018	813	82.74

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	2,162	$377,258,400.37	67.76%	7.655%	601	79.52%
Purchase	1,164	164,226,597.93	29.50	7.583	656	83.07
Rate/Term Refinance	87	14,534,517.65	2.61	7.620	624	79.40
Const-Perm	4	705,977.53	0.13	8.188	604	78.29

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,410	$370,031,219.82	66.47%	7.687%	609	80.75%
Duplex	282	58,689,305.22	10.54	7.418	639	78.38
PUD	295	49,299,291.26	8.86	7.629	615	81.95
Condo	259	38,457,817.04	6.91	7.438	654	82.29
3-4 Unit	131	34,367,246.59	6.17	7.643	646	77.99
Townhouse	31	4,668,984.97	0.84	7.753	599	83.25
Modular	8	1,150,705.25	0.21	7.264	612	82.78
Manufactured	1	60,923.33	0.01	8.150	629	75.00

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 31	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,559	$275,586,774.80	49.50%	7.590%	638	77.92%
Full	1,652	243,066,913.37	43.66	7.715	596	83.58
12 mo Bank Statements	190	35,352,120.40	6.35	7.405	615	80.76
6 mo Bank Statements	16	2,719,684.91	0.49	7.705	606	76.08

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,011	$490,111,540.93	88.03%	7.606%	612	80.67%
Non-Owner Occupied	355	58,396,650.29	10.49	7.847	659	78.88
Second Home	51	8,217,302.26	1.48	7.735	685	86.39

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	3,045	$499,589,947.05	89.74%	7.557%	625	81.68%
B	195	29,695,442.66	5.33	8.220	547	74.46
C	177	27,440,103.77	4.93	8.386	559	66.91

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 32	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	389	$83,246,795.86	14.95%	7.400%	616	75.53%
New York	309	64,970,588.70	11.67	7.296	626	76.08
Florida	360	52,587,151.18	9.45	7.663	625	82.09
Illinois	280	51,911,893.94	9.32	7.539	621	82.02
New Jersey	137	30,606,890.03	5.50	7.703	619	80.72
Maryland	122	23,396,438.11	4.20	7.886	610	81.19
Georgia	177	23,068,117.43	4.14	7.888	609	82.99
Virginia	99	19,358,510.67	3.48	7.632	640	81.71
Nevada	81	15,929,459.53	2.86	7.254	639	79.22
Massachusetts	67	15,516,754.95	2.79	7.494	619	79.71
Texas	153	14,236,320.89	2.56	7.752	617	81.45
Connecticut	82	13,282,191.02	2.39	7.651	634	81.27
Michigan	84	11,286,220.40	2.03	8.178	600	87.25
Arizona	77	10,742,487.79	1.93	7.712	608	81.65
Washington	63	10,410,575.03	1.87	7.508	622	81.90
Alabama	92	9,388,325.62	1.69	8.149	613	85.95
Missouri	86	9,271,205.89	1.67	8.387	585	83.68
Colorado	56	9,012,480.50	1.62	7.275	628	83.07
Indiana	82	8,013,335.64	1.44	8.079	601	86.94
Pennsylvania	55	7,768,414.61	1.40	7.912	588	82.46
Oregon	46	7,564,939.67	1.36	7.338	645	81.17
Minnesota	29	5,195,545.95	0.93	7.464	626	84.50
North Carolina	51	5,003,604.17	0.90	8.272	599	83.75
Rhode Island	26	4,879,118.91	0.88	7.600	632	81.33
Kansas	40	4,164,750.12	0.75	7.983	595	84.13
Tennessee	43	4,013,599.35	0.72	8.162	578	85.26
New Mexico	36	3,819,526.45	0.69	8.009	626	82.34
Wisconsin	29	3,624,159.54	0.65	7.985	616	84.15
Ohio	26	3,493,355.75	0.63	8.066	600	81.37
Utah	28	3,489,399.17	0.63	7.623	625	85.32
Kentucky	29	3,088,119.03	0.55	8.294	577	90.22
New Hampshire	12	2,530,185.74	0.45	7.831	592	80.82
Maine	14	2,449,984.30	0.44	7.463	613	80.20
Delaware	18	2,370,295.73	0.43	7.632	599	84.13
Idaho	19	2,042,849.51	0.37	7.947	604	85.68
Arkansas	20	1,945,621.30	0.35	7.926	610	89.44
Nebraska	15	1,754,815.65	0.32	8.343	598	82.19
Louisiana	13	1,679,603.50	0.30	7.905	611	87.04
Vermont	8	1,625,241.71	0.29	8.019	630	80.29
South Carolina	14	1,481,649.29	0.27	8.472	581	85.95
District of Columbia	5	1,156,711.31	0.21	7.898	591	79.08
West Virginia	10	921,667.15	0.17	8.502	627	82.36
Oklahoma	8	916,964.35	0.16	7.735	621	83.69
Hawaii	4	830,746.47	0.15	7.504	586	57.21
Iowa	7	804,645.26	0.14	8.534	603	87.45
Mississippi	6	766,411.70	0.14	8.326	609	86.66
Montana	6	581,469.48	0.10	8.072	587	85.36
Wyoming	2	213,065.43	0.04	8.069	577	80.00
South Dakota	1	168,000.00	0.03	6.750	690	80.00
North Dakota	1	145,289.70	0.03	7.750	639	80.00

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 33	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	855	$131,521,803.68	23.62%	7.918%	608	80.98%
6	77	11,473,643.63	2.06	7.664	626	81.45
12	427	90,767,113.60	16.30	7.304	634	78.23
18	23	4,716,429.60	0.85	7.343	616	80.01
24	1,372	218,964,654.92	39.33	7.612	616	80.65
30	46	6,721,879.41	1.21	7.670	584	76.99
36	617	92,559,968.64	16.63	7.612	623	82.23

Total	3,417	$556,725,493.48	100.00%	7.633%	618	80.56%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	$520,000.00	0.11%	6.875%	666	80.00%
3.501 - 4.000	6	1,548,966.70	0.31	6.385	672	81.90
4.001 - 4.500	116	23,018,447.99	4.68	6.665	658	80.04
4.501 - 5.000	283	54,705,350.63	11.12	6.958	641	81.00
5.001 - 5.500	394	77,524,796.69	15.76	6.869	655	79.89
5.501 - 6.000	469	80,556,605.81	16.38	7.249	629	79.78
6.001 - 6.500	582	97,136,317.20	19.75	7.774	604	81.07
6.501 - 7.000	443	68,128,792.21	13.85	8.151	593	83.04
7.001 - 7.500	363	51,957,727.62	10.56	8.705	574	82.95
7.501 - 8.000	171	21,938,419.17	4.46	9.055	567	83.77
8.001 - 8.500	86	11,125,188.94	2.26	9.711	564	77.72
8.501 - 9.000	22	2,367,730.71	0.48	10.111	562	80.22
9.001 - 9.500	8	958,582.25	0.19	10.701	553	85.78
9.501 - 10.000	2	138,940.51	0.03	11.074	549	93.11
10.001 - 10.500	2	286,721.95	0.06	11.782	671	89.33

Total	2,948	$491,912,588.38	100.00%	7.669%	616	81.15%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	5	$1,316,365.50	0.27%	5.751%	720	80.22%
12.501 - 13.000	59	13,510,005.73	2.75	5.926	681	76.58
13.001 - 13.500	147	29,608,059.98	6.02	6.383	667	79.49
13.501 - 14.000	537	102,134,295.30	20.76	6.884	653	79.84
14.001 - 14.500	506	85,722,696.08	17.43	7.344	625	80.72
14.501 - 15.000	762	125,731,995.67	25.56	7.846	603	81.72
15.001 - 15.500	359	55,384,156.21	11.26	8.337	583	83.46
15.501 - 16.000	361	51,205,168.00	10.41	8.820	570	82.76
16.001 - 16.500	112	14,774,667.09	3.00	9.327	561	82.52
16.501 - 17.000	80	10,031,304.70	2.04	9.844	556	78.96
17.001 - 17.500	10	1,292,080.04	0.26	10.436	542	76.89
17.501 - 18.000	7	828,743.80	0.17	10.798	558	85.12
18.001 - 18.500	1	86,328.33	0.02	11.125	565	95.00
18.501 - 19.000	2	286,721.95	0.06	11.782	671	89.33

Total	2,948	$491,912,588.38	100.00%	7.669%	616	81.15%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 34	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	4	$982,586.77	0.20%	5.496%	709	79.02%
5.501 - 6.000	59	13,510,005.73	2.75	5.926	681	76.58
6.001 - 6.500	148	29,941,838.71	6.09	6.384	667	79.54
6.501 - 7.000	537	102,134,295.30	20.76	6.884	653	79.84
7.001 - 7.500	506	85,722,696.08	17.43	7.344	625	80.72
7.501 - 8.000	762	125,731,995.67	25.56	7.846	603	81.72
8.001 - 8.500	359	55,384,156.21	11.26	8.337	583	83.46
8.501 - 9.000	361	51,205,168.00	10.41	8.820	570	82.76
9.001 - 9.500	112	14,774,667.09	3.00	9.327	561	82.52
9.501 - 10.000	80	10,031,304.70	2.04	9.844	556	78.96
10.001 - 10.500	10	1,292,080.04	0.26	10.436	542	76.89
10.501 - 11.000	7	828,743.80	0.17	10.798	558	85.12
11.001 - 11.500	1	86,328.33	0.02	11.125	565	95.00
11.501 - 12.000	2	286,721.95	0.06	11.782	671	89.33

Total	2,948	$491,912,588.38	100.00%	7.669%	616	81.15%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	10	$1,865,444.51	0.38%	7.241%	605	83.44%
1.500	2,938	490,047,143.87	99.62	7.671	616	81.14

Total	2,948	$491,912,588.38	100.00%	7.669%	616	81.15%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	10	$1,865,444.51	0.38%	7.241%	605	83.44%
1.500	2,938	490,047,143.87	99.62	7.671	616	81.14

Total	2,948	$491,912,588.38	100.00%	7.669%	616	81.15%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 35	July 28, 2005

Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3	1	$333,778.73	0.07%	6.500%	752	83.75%
15	1	234,722.88	0.05	10.500	516	73.59
16	3	325,258.33	0.07	7.422	656	82.61
17	33	5,275,335.06	1.07	7.506	609	82.84
18	61	10,163,879.32	2.07	7.633	618	82.70
19	194	30,581,647.69	6.22	7.669	616	82.53
20	630	109,176,654.83	22.19	7.596	612	80.34
21	1,125	191,332,182.92	38.90	7.663	613	80.55
22	706	119,202,564.48	24.23	7.736	619	81.52
26	1	229,230.30	0.05	8.990	552	90.00
28	1	99,363.67	0.02	7.259	630	80.00
29	2	133,713.40	0.03	7.807	629	87.03
30	5	666,521.57	0.14	7.626	631	86.00
31	22	2,530,903.71	0.51	7.834	626	88.85
32	58	7,252,018.28	1.47	7.810	627	85.97
33	63	8,969,534.87	1.82	7.668	621	81.95
34	25	2,539,044.55	0.52	8.433	613	87.39
53	1	204,000.00	0.04	7.125	699	80.00
55	1	298,693.90	0.06	6.750	687	100.00
56	6	1,014,271.90	0.21	7.438	636	85.69
57	7	1,018,021.16	0.21	7.190	651	78.28
58	2	331,246.83	0.07	7.253	668	86.49

Total	2,948	$491,912,588.38	100.00%	7.669%	616	81.15%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 36	July 28, 2005

Group 2 Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$612,294,471.71	$7,318.25	$998,345.55
Average Scheduled Principal Balance	$242,013.63
Number of Mortgage Loans	2,530

Weighted Average Mortgage Rate	7.302%	5.000%	12.990%
Weighted Average FICO Score	651	495	817
Weighted Average Original LTV	80.95%	16.48%	100.00%

Weighted Average Original Term	359 months	120 months	360 months
Weighted Average Stated Remaining Term	355 months	114 months	358 months
Weighted Average Seasoning	3 months	2 months	10 months

ARM Characteristics
Weighted Average Gross Margin	5.882%	3.645%	11.490%
Weighted Average Minimum Interest Rate	7.320%	5.125%	12.990%
Weighted Average Maximum Interest Rate	14.320%	12.125%	19.990%
Weighted Average Initial Rate Cap	1.499%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.499%	1.000%	1.500%
Weighted Average Months to Next Adjustment Date	22 months	3 months	58 months

Maturity Date		January 1, 2015	May 1, 2035
Maximum Zip Code Concentration	0.50%	91910

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 37	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	$129,529.44	0.02%	5.000%	817	32.66%
5.001 - 5.500	22	5,850,899.99	0.96	5.375	717	71.63
5.501 - 6.000	118	34,310,988.26	5.60	5.888	688	77.64
6.001 - 6.500	252	74,673,446.13	12.20	6.358	685	79.34
6.501 - 7.000	609	168,432,603.92	27.51	6.860	668	79.56
7.001 - 7.500	457	115,220,720.50	18.82	7.343	655	80.88
7.501 - 8.000	555	121,983,342.32	19.92	7.849	631	83.17
8.001 - 8.500	203	41,037,291.24	6.70	8.314	603	82.84
8.501 - 9.000	202	33,967,250.06	5.55	8.827	597	84.79
9.001 - 9.500	54	9,350,982.39	1.53	9.327	584	84.83
9.501 - 10.000	32	4,132,362.64	0.67	9.861	574	85.86
10.001 - 10.500	12	1,518,692.74	0.25	10.320	559	85.66
10.501 - 11.000	11	1,587,751.41	0.26	10.750	540	75.70
11.001 - 11.500	1	64,892.12	0.01	11.500	556	82.33
12.501 - 13.000	1	33,718.55	0.01	12.990	571	75.00

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	50	$2,124,155.96	0.35%	8.427%	585	67.54%
50,000.01 - 100,000.00	336	26,404,840.86	4.31	8.098	611	82.63
100,000.01 - 150,000.00	452	56,425,055.15	9.22	7.659	633	83.30
150,000.01 - 200,000.00	332	58,128,279.93	9.49	7.474	649	82.45
200,000.01 - 250,000.00	306	68,946,666.51	11.26	7.231	663	80.88
250,000.01 - 300,000.00	291	79,961,763.34	13.06	7.167	667	80.77
300,000.01 - 350,000.00	166	53,813,547.73	8.79	7.127	657	81.36
350,000.01 - 400,000.00	252	95,721,431.96	15.63	7.154	659	81.40
400,000.01 - 450,000.00	133	56,512,805.90	9.23	7.229	643	81.13
450,000.01 - 500,000.00	108	51,852,517.77	8.47	7.203	649	79.93
500,000.01 - 550,000.00	38	19,893,092.89	3.25	7.324	648	79.37
550,000.01 - 600,000.00	33	19,153,548.48	3.13	7.183	649	78.77
600,000.01 - 650,000.00	17	10,678,778.85	1.74	7.065	650	78.43
650,000.01 - 700,000.00	4	2,724,629.45	0.44	7.511	633	77.65
700,000.01 - 750,000.00	6	4,432,414.72	0.72	6.778	649	75.97
750,000.01 - 800,000.00	2	1,531,667.47	0.25	6.793	686	71.75
950,000.01 - 1,000,000.00	4	3,989,274.74	0.65	7.714	618	56.82

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 38	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,299	$343,934,979.46	56.17%	7.537%	640	81.23%
ARM 2/28 60 month IO	470	147,194,406.14	24.04	6.786	679	80.04
30 Year Fixed	559	83,709,866.90	13.67	7.288	643	81.22
ARM 3/27	66	11,217,838.65	1.83	7.883	636	86.22
30 Year Fixed 60 month IO	34	9,744,847.98	1.59	6.469	683	77.75
ARM 5/25	28	3,946,439.04	0.64	8.008	636	84.91
ARM 3/27 60 month IO	12	3,944,530.90	0.64	6.655	696	81.86
ARM 5/25 60 month IO	12	3,133,638.90	0.51	6.823	691	84.97
15 Year Fixed	25	2,107,545.01	0.34	7.478	602	73.25
20 Year Fixed	12	1,267,510.73	0.21	6.512	679	62.20
10 Year Fixed	6	896,734.82	0.15	7.168	678	76.65
Balloon 30/15	3	497,464.43	0.08	7.774	613	78.70
ARM 3/27 36 month IO	1	340,000.00	0.06	6.125	669	80.00
6 Month ARM	1	268,967.21	0.04	6.250	660	76.06
25 Year Fixed	2	89,701.54	0.01	7.733	598	60.18

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

109 - 120	6	$896,734.82	0.15%	7.168%	678	76.65%
169 - 180	28	2,605,009.44	0.43	7.535	604	74.29
229 - 240	12	1,267,510.73	0.21	6.512	679	62.20
289 - 300	2	89,701.54	0.01	7.733	598	60.18
349 - 360	2,482	607,435,515.18	99.21	7.302	651	81.02

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	636	$152,994,717.94	24.99%	7.415%	647	81.03%
3	968	237,932,157.31	38.86	7.245	654	80.32
4	618	148,655,301.23	24.28	7.256	653	80.99
5	205	47,809,887.98	7.81	7.315	648	82.90
6	60	13,488,888.00	2.20	7.572	638	83.62
7	32	7,870,588.28	1.29	7.101	650	80.07
8	9	2,625,262.06	0.43	7.410	631	83.10
9	1	425,847.06	0.07	6.750	598	85.00
10	1	491,821.85	0.08	7.500	613	80.00

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1st	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 39	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	3	$214,132.09	0.03%	8.080%	512	17.56%
20.01 - 25.00	5	636,833.15	0.10	6.172	657	23.52
25.01 - 30.00	4	589,464.54	0.10	6.701	555	28.45
30.01 - 35.00	8	714,598.32	0.12	6.648	655	33.35
35.01 - 40.00	1	93,738.66	0.02	7.875	598	37.60
40.01 - 45.00	14	3,222,594.05	0.53	7.679	584	43.25
45.01 - 50.00	15	2,317,398.07	0.38	6.569	650	48.31
50.01 - 55.00	18	4,167,416.17	0.68	6.998	598	52.67
55.01 - 60.00	27	5,792,251.88	0.95	6.998	628	58.77
60.01 - 65.00	35	10,948,107.43	1.79	7.193	647	63.29
65.01 - 70.00	61	15,787,712.67	2.58	7.715	605	68.62
70.01 - 75.00	92	22,176,497.49	3.62	7.267	632	74.01
75.01 - 80.00	1,460	384,182,367.58	62.74	7.088	670	79.88
80.01 - 85.00	248	54,212,753.90	8.85	7.766	608	84.57
85.01 - 90.00	267	61,397,200.25	10.03	7.868	611	89.55
90.01 - 95.00	75	14,072,129.18	2.30	7.710	629	94.59
95.01 - 100.00	197	31,769,276.28	5.19	7.826	644	99.79

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

No FICO	2	$272,806.23	0.04%	8.703%	0	72.90%
480 - 499	2	439,727.42	0.07	7.217	496	50.52
500 - 519	88	14,442,374.89	2.36	8.561	510	77.19
520 - 539	109	21,249,164.52	3.47	8.359	530	80.93
540 - 559	110	20,154,489.86	3.29	8.126	550	80.18
560 - 579	135	26,001,313.08	4.25	8.083	569	81.40
580 - 599	148	32,861,798.65	5.37	7.693	591	82.73
600 - 619	206	50,402,724.51	8.23	7.490	609	82.59
620 - 639	291	72,484,454.75	11.84	7.351	630	81.21
640 - 659	351	89,132,825.50	14.56	7.211	649	81.33
660 - 679	335	84,925,084.71	13.87	7.062	669	81.55
680 - 699	271	70,640,831.08	11.54	7.025	689	80.60
700 - 719	185	48,179,062.57	7.87	6.976	708	80.82
720 - 739	133	37,950,276.40	6.20	6.865	728	79.97
740 - 759	93	25,884,619.56	4.23	6.767	749	78.79
760 - 779	44	10,769,537.24	1.76	6.892	769	79.70
780 - 799	23	5,710,423.24	0.93	6.585	787	77.15
800 - 819	4	792,957.50	0.13	5.740	808	62.53

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,647	$415,944,766.14	67.93%	7.265%	664	81.37%
Cashout Refinance	829	184,817,452.84	30.18	7.396	622	80.14
Rate/Term Refinance	48	9,639,247.93	1.57	7.043	638	77.78
Const-Perm	6	1,893,004.80	0.31	7.348	650	82.41

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 40	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,737	$398,674,242.81	65.11%	7.326%	647	80.99%
PUD	324	91,219,155.97	14.90	7.264	649	81.11
Condo	210	48,458,150.82	7.91	7.127	664	81.20
Duplex	166	47,703,304.72	7.79	7.229	674	80.46
3-4 Unit	68	21,467,236.28	3.51	7.532	672	79.74
Townhouse	21	4,357,089.63	0.71	7.445	611	82.05
Modular	2	232,429.72	0.04	6.617	670	95.57
Manufactured	2	182,861.76	0.03	8.813	602	58.97

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,372	$354,589,325.36	57.91%	7.345%	669	79.76%
Full	956	196,423,198.81	32.08	7.325	623	83.85
12 mo Bank Statements	194	59,616,447.79	9.74	6.976	637	78.53
6 mo Bank Statements	8	1,665,499.75	0.27	6.965	654	78.59

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,439	$592,624,363.47	96.79%	7.291%	651	81.01%
Non-Owner Occupied	77	14,793,355.26	2.42	7.756	654	77.39
Second Home	14	4,876,752.98	0.80	7.198	668	83.54

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	2,406	$588,326,655.08	96.09%	7.262%	655	81.27%
B	72	14,088,887.89	2.30	8.202	561	75.83
C	52	9,878,928.74	1.61	8.346	559	68.77

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 41	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	650	$205,658,227.92	33.59%	7.000%	655	79.07%
New York	241	82,073,510.22	13.40	7.072	670	78.84
Florida	333	61,387,099.77	10.03	7.444	649	81.58
New Jersey	74	25,475,665.71	4.16	7.513	658	82.62
Ohio	181	24,663,453.36	4.03	7.815	616	88.03
Illinois	85	23,078,075.16	3.77	7.421	648	81.90
Nevada	72	20,679,213.36	3.38	7.254	657	80.53
Georgia	108	17,177,765.21	2.81	7.926	630	82.11
Virginia	56	15,935,139.13	2.60	7.493	669	79.63
Texas	79	10,978,257.59	1.79	7.355	659	84.30
Maryland	30	10,348,400.28	1.69	7.693	638	77.42
Massachusetts	30	9,111,693.97	1.49	7.824	640	81.27
Arizona	37	8,147,178.76	1.33	7.424	650	82.15
Pennsylvania	48	7,488,263.70	1.22	7.609	624	84.33
Indiana	51	7,193,745.06	1.17	7.748	623	90.17
Connecticut	27	7,180,867.30	1.17	7.001	669	83.08
Washington	31	6,710,385.72	1.10	7.363	638	82.31
Tennessee	57	5,958,401.68	0.97	7.892	624	83.18
Alabama	24	5,719,331.93	0.93	7.723	665	85.53
Missouri	40	5,600,657.95	0.91	7.908	620	83.92
Colorado	21	5,464,376.11	0.89	7.455	643	81.59
Utah	19	4,617,080.52	0.75	7.484	638	81.29
Michigan	16	4,603,563.49	0.75	7.681	620	83.30
Hawaii	15	4,414,410.69	0.72	7.473	616	82.42
Oregon	16	3,471,088.80	0.57	7.393	643	83.05
North Carolina	13	2,837,762.69	0.46	7.941	629	82.46
Kentucky	25	2,665,672.68	0.44	7.749	648	89.28
Oklahoma	34	2,434,064.40	0.40	8.399	583	84.87
Rhode Island	9	2,182,758.26	0.36	7.043	651	80.00
Minnesota	9	2,085,946.28	0.34	6.916	689	84.99
Louisiana	16	1,888,364.49	0.31	8.096	613	89.77
Idaho	14	1,814,025.94	0.30	7.844	617	79.58
Maine	8	1,564,488.43	0.26	7.512	647	81.37
District of Columbia	3	1,535,038.63	0.25	6.868	682	69.49
New Mexico	8	1,423,412.66	0.23	7.535	660	80.94
Arkansas	6	1,083,833.42	0.18	7.862	610	93.65
Nebraska	7	1,041,359.32	0.17	7.383	627	82.30
Kansas	6	993,709.79	0.16	7.432	622	82.18
South Carolina	6	942,156.74	0.15	7.646	667	80.79
Delaware	5	821,285.21	0.13	8.217	591	79.78
Mississippi	6	748,188.78	0.12	8.437	577	92.48
Alaska	2	624,382.37	0.10	7.554	703	80.00
Wyoming	3	604,051.86	0.10	6.754	632	91.67
New Hampshire	2	592,139.42	0.10	8.387	570	73.75
Wisconsin	2	377,920.75	0.06	8.032	635	85.61
Vermont	3	339,760.71	0.06	7.973	656	85.09
West Virginia	1	324,300.27	0.05	7.699	608	100.00
Montana	1	233,995.22	0.04	6.750	651	80.00

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 42	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	270	$76,028,484.78	12.42%	7.687%	660	81.92%
6	34	9,802,281.38	1.60	7.483	660	81.82
12	334	114,231,585.53	18.66	7.133	663	79.28
18	4	1,303,402.20	0.21	7.109	695	80.00
24	845	232,294,053.12	37.94	7.217	654	80.35
30	12	3,062,538.22	0.50	7.480	621	83.52
36	195	52,338,702.30	8.55	7.204	647	82.12
42	6	772,436.33	0.13	7.584	641	89.74
48	15	2,427,656.32	0.40	7.720	611	86.48
60	815	120,033,331.53	19.60	7.396	629	82.25

Total	2,530	$612,294,471.71	100.00%	7.302%	651	80.95%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	10	$3,113,676.11	0.61%	5.604%	682	79.01%
4.001 - 4.500	76	23,071,935.91	4.49	6.179	680	79.66
4.501 - 5.000	232	71,843,513.68	13.98	6.513	677	80.29
5.001 - 5.500	392	117,601,612.40	22.88	6.817	670	79.36
5.501 - 6.000	360	103,326,127.88	20.10	7.213	662	80.52
6.001 - 6.500	382	97,553,605.13	18.98	7.729	636	82.18
6.501 - 7.000	182	45,227,990.21	8.80	8.079	623	82.92
7.001 - 7.500	152	33,872,419.06	6.59	8.718	604	83.46
7.501 - 8.000	53	10,466,439.96	2.04	9.070	594	85.93
8.001 - 8.500	26	4,339,572.12	0.84	9.424	600	87.53
8.501 - 9.000	12	1,816,629.05	0.35	10.165	574	83.11
9.001 - 9.500	10	1,648,668.12	0.32	10.679	535	74.09
9.501 - 10.000	1	64,892.12	0.01	11.500	556	82.33
11.001 - 11.500	1	33,718.55	0.01	12.990	571	75.00

Total	1,889	$513,980,800.30	100.00%	7.320%	652	81.05%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

12.001 - 12.500	10	$3,424,034.81	0.67%	5.400%	681	78.79%
12.501 - 13.000	77	23,854,699.39	4.64	5.893	683	79.20
13.001 - 13.500	199	62,086,822.07	12.08	6.358	685	79.59
13.501 - 14.000	485	142,910,578.84	27.80	6.861	669	79.47
14.001 - 14.500	373	103,481,109.31	20.13	7.341	657	80.84
14.501 - 15.000	398	101,755,238.53	19.80	7.849	633	82.88
15.001 - 15.500	135	34,252,374.62	6.66	8.311	603	82.58
15.501 - 16.000	133	28,219,828.80	5.49	8.833	602	84.83
16.001 - 16.500	40	7,866,142.97	1.53	9.326	593	85.22
16.501 - 17.000	19	3,167,668.23	0.62	9.866	577	85.91
17.001 - 17.500	10	1,444,513.55	0.28	10.311	559	86.05
17.501 - 18.000	8	1,419,178.51	0.28	10.753	536	74.05
18.001 - 18.500	1	64,892.12	0.01	11.500	556	82.33
19.501 - 20.000	1	33,718.55	0.01	12.990	571	75.00

Total	1,889	$513,980,800.30	100.00%	7.320%	652	81.05%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 43	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	9	$3,155,067.60	0.61%	5.328%	682	79.02%
5.501 - 6.000	77	23,854,699.39	4.64	5.893	683	79.20
6.001 - 6.500	200	62,355,789.28	12.13	6.358	685	79.58
6.501 - 7.000	485	142,910,578.84	27.80	6.861	669	79.47
7.001 - 7.500	373	103,481,109.31	20.13	7.341	657	80.84
7.501 - 8.000	398	101,755,238.53	19.80	7.849	633	82.88
8.001 - 8.500	135	34,252,374.62	6.66	8.311	603	82.58
8.501 - 9.000	133	28,219,828.80	5.49	8.833	602	84.83
9.001 - 9.500	40	7,866,142.97	1.53	9.326	593	85.22
9.501 - 10.000	19	3,167,668.23	0.62	9.866	577	85.91
10.001 - 10.500	10	1,444,513.55	0.28	10.311	559	86.05
10.501 - 11.000	8	1,419,178.51	0.28	10.753	536	74.05
11.001 - 11.500	1	64,892.12	0.01	11.500	556	82.33
12.501 - 13.000	1	33,718.55	0.01	12.990	571	75.00

Total	1,889	$513,980,800.30	100.00%	7.320%	652	81.05%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	$1,132,429.81	0.22%	7.328%	647	79.06%
1.500	1,885	512,848,370.49	99.78	7.320	652	81.06

Total	1,889	$513,980,800.30	100.00%	7.320%	652	81.05%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	4	$1,132,429.81	0.22%	7.328%	647	79.06%
1.500	1,885	512,848,370.49	99.78	7.320	652	81.06

Total	1,889	$513,980,800.30	100.00%	7.320%	652	81.05%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-1 Mortgage-Backed Notes, Series 2005-1
Series Term Sheet
Page 44	July 28, 2005

Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3	1	$268,967.21	0.05%	6.250%	660	76.06%
14	1	491,821.85	0.10	7.500	613	80.00
15	1	425,847.06	0.08	6.750	598	85.00
16	6	2,158,881.83	0.42	7.338	633	80.15
17	20	6,020,283.35	1.17	6.933	662	78.50
18	38	10,609,762.75	2.06	7.626	635	81.48
19	131	35,691,241.38	6.94	7.265	650	81.69
20	424	118,715,257.37	23.10	7.258	653	80.91
21	681	190,234,998.85	37.01	7.263	655	80.48
22	467	126,781,291.16	24.67	7.442	647	81.27
30	1	219,871.79	0.04	7.499	714	100.00
31	10	2,345,987.26	0.46	7.795	638	86.73
32	30	5,938,946.41	1.16	7.331	674	83.69
33	26	4,578,514.74	0.89	7.673	628	84.88
34	12	2,419,049.35	0.47	7.506	649	85.24
54	1	154,498.94	0.03	8.250	580	100.00
55	2	372,703.95	0.07	7.907	653	86.95
56	8	1,205,130.66	0.23	7.961	689	82.98
57	23	4,495,104.12	0.87	7.310	653	84.89
58	6	852,640.27	0.17	7.400	678	84.38

Total	1,889	$513,980,800.30	100.00%	7.320%	652	81.05%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY